UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Bond Funds

Semi-Annual Report December 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Symphony Dynamic Credit Fund	NSLAX	NSLCX	NSLIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony Dynamic Credit Fund

This Fund features portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, CIO/CEO at Symphony and Jenny Rhee serve as the portfolio managers for the Fund. Here they review their management strategies and the performance of the Fund for this six-month reporting period ending December 31, 2015.

High yield market overview for the six-month reporting period ended December 31, 2015.

High yield markets struggled during the reporting period, as continued declines in the value of fossil fuels and other commodities undermined the creditworthiness of issuers whose financial health depends on such values. Consequently, yield spreads (the degree to which the yield of a particular bond relative to a low-risk bond such as a U.S. Treasury) for high yield bonds, particularly those of issuers in the most impacted industries, widened considerably during the six-month reporting period and caused such bonds to decline significantly in value. The Barclays U.S. Aggregate Bond Index provided a 0.65% total return during this reporting period in contrast to the Barclays U.S. Corporate High Yield Bond Index, which returned -6.82% during the reporting period.

In early December, 2015, another sponsor’s mutual fund that was invested heavily in distressed credit bonds, was forced to suspend further share redemptions (withdrawals from the fund), reportedly because shareholder redemption requests were occurring faster than the fund was able to sell portfolio securities in a balanced manner to raise the cash necessary to pay those redeeming shareholders. This event, occurring at a time when the high yield bond market was already weak and generally declining, served to exacerbate the concerns of high yield bond market participants about both the ongoing strength and stability of the high yield bond market, and specifically about the ability of high yield bond funds to sell portfolio bonds to meet redemptions going forward. The immediate result was for already unstable and declining high yield bond prices to decline further and faster and for net negative flows (net redemptions) for funds investing in high yield bonds to increase, which put further pressure on the high yield bond market. However, as investors learned more about the specific fund’s circumstance, and generally came to conclude that the event was driven primarily by that fund’s uniquely difficult circumstances, the market’s fears tended to subside. However, those market-wide concerns have not completely dissipated. As a result, net negative flows out of the high yield bond fund category are still significant, and high yield bond prices have not recovered through the time of this writing in mid-February, so the market skittishness following the event ended up hurting overall Fund performance, both during the reporting period and into the ensuing period.

How did the Fund perform during this six-month reporting period ended December 31, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year and since inception periods ended December 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the BofA/Merrill Lynch U.S. High Yield Master II Index, but underperformed the Lipper Alternative Credit Focus Funds Classification Average for the six-month reporting period ended December 31, 2015.

What strategies were used to manage the Fund during the six-month reporting period ended December 31, 2015 and how did these strategies influence performance?

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in debt securities, including exchange-traded funds (ETFs) that provide exposure to debt securities. The Fund seeks to achieve its objective by obtaining long and short investment exposures to debt securities. A long investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A short investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Fund will obtain long investment exposures to debt securities by investing directly in such securities and by investing in ETFs and derivative instruments that provide exposure to debt securities. The Fund generally will

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

obtain short investment exposures to debt securities through derivative instruments that provide exposure to debt securities and through short sales of ETFs, although it may also engage in short sales of individual debt securities.

Symphony will vary the level of the Fund’s long and short positions in order to obtain a level of net investment exposure to the fixed-income markets (either positive or negative) that it believes is advisable given then current market conditions. The Fund may have long positions totaling up to 150% of its net assets and short positions totaling up to 80% of its net assets, and will maintain a net investment exposure (long positions minus short positions) ranging from approximately -30% to 130% of net assets. The investment exposure provided by derivative positions will be measured using their notional values. These exposures did fluctuate during the reporting period as market conditions warranted. Our net exposures averaged approximately 49% for the reporting period.

When the Fund engages in a short sale, it sells a security that it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

Debt securities in which the Fund invests directly include corporate bonds, convertible bonds, loans and U.S. Treasury and agency securities. The Fund may invest without limit in debt securities that are rated below investment grade or, if unrated, deemed by the Fund’s portfolio managers to be of comparable quality. Below investment grade securities are commonly referred to as high yield or “junk” bonds. The Fund may invest in debt securities issued by non-U.S. companies, including emerging market (EM) companies, if such securities are denominated in U.S. dollars. The Fund’s investments in EM companies are limited to 25% of net assets.

In addition to investing directly in debt securities, the Fund may obtain long and short investment exposures to debt securities by investing in ETFs. Such investments will be made in order to gain exposure to broad segments of the bond market or to particular industries or sectors of the market.

The Fund may also obtain long and short investment exposures to debt securities and to other permitted investments through the use of derivative instruments, including options, interest rate futures contracts, options on interest rate futures contracts, interest rate swaps, credit default swaps, total return swaps and options on the foregoing types of swaps.

During the reporting period, credit default swaps were used to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. The swap positions contributed positively to performance during the period.

We base our investment process on both top-down macroeconomic analysis of market trends and pricing, and bottom-up credit analysis of individual companies. After performing initial liquidity and market sector screens to narrow the investable universe of securities, we perform fundamental research to select long positions in issuers we believe have improving credit quality, high recovery value and cheap valuation. We generally take short positions as a tactical portfolio hedge to protect against broad market risks, to express a negative view with respect to a particular industry or sector of the market or with respect to individual issuers, when we view the issuer as having deteriorating credit quality, low recovery value and rich valuation.

During the reporting period, metals & mining shorts were the largest contributions to performance. Our positions in the textile, apparel and luxury goods industries as well as the food & staples retailing holdings also positively impacted performance. Media and energy holdings were detractors during the reporting period, as were communications equipment holdings. While we gradually decreased net exposure to the energy industry as the reporting period went on, these exposures still detracted from overall performance.

Several individual positions detracted from performance. Our long position in Sandridge Energy Inc. detracted from performance. Sandridge Energy explores and produces oil and gas in the Texas/Gulf Coast region. The bond weighed on performance during the reporting period as it suffered from broad negative sentiment around the industry. Also detracting from performance was Clear Channel Communications, Inc., a leading global media and entertainment company. These higher beta bonds have attractive yields

6	Nuveen Investments

but trade lower during declining credit markets. Lastly, Scientific Games Corporation detracted from performance. The company develops technology-based products and services for the gaming and lottery industries worldwide. The company posted a loss due to costs from recent acquisitions causing its bonds to trade lower.

The food & staples and textiles, apparel and luxury good industries were strong performers from a contribution standpoint for the reporting period. In particular, the Fund benefited from a long position in Albertsons Holdings LLC. During the reporting period, Albertsons continued to generate attractive earnings as grocers have benefited from consumer spending.

Our short positions in Bombardier Inc. and Chemours Co. also contributed to performance. Bombardier, the Canadian maker of planes and high-speed trains, has slumped as delays and cost overruns on the new C-Series jetliner dragged Bombardier to its first annual loss in almost a decade. A decline in sales fueled the loss for the Chemours Co.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Dynamic Credit Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Credit risk is the risk that an issuer may not be able to make interest and principal payments when due, as well as the risk that prices of bonds will decline when an issuer’s credit quality is expected to deteriorate. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. The Fund obtains long and short exposures to debt securities both through direct investments (including short sales) and derivatives. The use of derivatives involves substantial financial risks and transaction costs. A short sale involves the sale of a security which the Fund does not own, which is a speculative technique. The Fund will suffer a loss when securities to which it has long exposure decrease in price or when securities to which it has short exposure increase in price. Because the Fund has both long and short exposures to debt securities, the Fund has overall exposure to changes in the value of debt securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, convertible security, ETF, frequent trading, income, and loan risks, are described in detail in the Fund’s prospectus.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2015, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Dynamic Credit Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(5.72)%	(5.08)%	(3.72)%
Class A Shares at maximum Offering Price	(10.20)%	(9.58)%	(6.08)%
BofA/Merrill Lynch U.S. High Yield Master II Index	(6.96)%	(4.64)%	(1.57)%
Lipper Alternative Credit Focus Funds Classification Average	(2.94)%	(2.23)%	(0.67)%

Class C Shares	(6.05)%	(5.78)%	(4.45)%
Class I Shares	(5.59)%	(4.82)%	(3.48)%

Since inception returns are from 1/15/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.29%	4.03%	3.04%
Net Expense Ratios	2.56%	3.31%	2.31%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend and interest expense on securities sold short, and extraordinary expenses) do not exceed 2.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

10	Nuveen Investments

Yields as of December 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Dynamic Credit Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.34%	4.79%	5.90%
SEC 30-Day Yield – Subsidized	5.44%	4.94%	6.00%
SEC 30-Day Yield – Unsubsidized	2.29%	1.64%	2.65%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding

Summaries as of December 31, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Symphony Dynamic Credit Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	1.9%
Variable Rate Senior Loan Interests	3.0%
Corporate Bonds	77.1%
Convertible Bonds	1.0%
Total Long Exposure	83.0%
Repurchase Agreements	10.0%
Securities Sold Short
Corporate Bonds Sold Short	(11.4)%
Total Short Exposure	(11.4)%[2]
Other Assets Less Liabilities	18.4%
Net Assets	100%

Portfolio Composition –

Long Exposure

(% of net assets)

Media	10.6%
Wireless Telecommunication Services	6.1%
Communications Equipment	5.8%
Food & Staples Retailing	4.7%
Road & Rail	4.2%
Software	3.8%
Health Care Equipment & Supplies	3.4%
Pharmaceuticals	2.4%
Hotels, Restaurants & Leisure	2.4%
Health Care Providers & Services	2.3%
Insurance	2.2%
Real Estate Investment Trust	2.2%
Diversified Telecommunication Services	2.1%
Commercial Services & Supplies	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Multiline Retail	1.9%
Leisure Products	1.8%
Oil, Gas & Consumable Fuels	1.8%
Transportation Infrastructure	1.8%
Other	19.4%
Total	83.0%

Portfolio Composition –

Short Exposure

(% of net assets)

Hotels, Restaurants & Leisure	(2.3)%
Metals & Mining	(2.2)%
Chemicals	(1.7)%
Automobiles	(1.2)%
Diversified Telecommunication Services	(1.2)%
Oil, Gas & Consumable Fuels	(1.0)%
Specialty Retail	(0.9)%
Aerospace & Defense	(0.9)%
Total	(11.4)%

Bond Credit Quality

(% of total long exposure)

BBB	2.8%
BB	35.1%
B	40.2%
CCC	19.7%
N/R (not rated)	0.0%[1]
N/A (not applicable)	2.2%
Total	100%

Bond Credit Quality

(% of total short exposure)

BBB	9.8%
BB	54.6%
B	25.5%
CCC	10.1%
Total	100%

1	Rounds to less than 0.1%.

2	Total short exposure does not include the full notional value of the credit default swap (CDS) exposure (adjusted for market value). If the full total notional value of the underlying CDS contracts (adjusted for market value) is included total short exposure is 35.4% (as a percentage of net assets).

12	Nuveen Investments

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2015.

The beginning of the period is July 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Dynamic Credit Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$942.80	$939.50	$944.10
Expenses Incurred During Period	$14.55	$18.18	$13.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.16	$1,006.38	$1,011.41
Expenses Incurred During Period	$15.06	$18.81	$13.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.98%, 3.73% and 2.73% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	13

Nuveen Symphony Dynamic Credit Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 83.0%

	COMMON STOCKS – 1.9%

	Media – 1.9%

8,263	Affinion Group Holdings, Inc., (2)				$151,497
	Total Common Stocks (cost $173,870)				151,497

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.0% (3)

	Semiconductors & Semiconductor Equipment – 1.2%

$50	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	$49,465

50	NXP Semiconductor LLC, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB–	49,844
100	Total Semiconductors & Semiconductor Equipment				99,309

	Software – 0.6%

50	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	10/06/22	BB+	49,984

	Specialty Retail – 0.6%

50	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	48,729

	Technology Hardware, Storage & Peripherals – 0.6%

50	Dell, Inc., Term Loan B2	4.000%	4/29/20	Ba1	49,636
$250	Total Variable Rate Senior Loan Interests (cost $249,496)				247,658

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 77.1%

	Aerospace & Defense – 0.4%

$25	Huntington Ingalls Industries Inc., 144A	5.000%	11/15/25	BB+	$25,375

30	Sequa Corporation, 144A	7.000%	12/15/17	CCC–	9,600
55	Total Aerospace & Defense				34,975

	Airlines – 1.2%

100	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	95,250

	Auto Components – 0.3%

25	Goodyear Tire & Rubber Company	5.125%	11/15/23	BB	25,625

	Commercial Services & Supplies – 2.1%

50	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	4.625%	10/30/20	BB+	51,188

200	Jurassic Holdings III, 144A	6.875%	2/15/21	CCC+	120,000
250	Total Commercial Services & Supplies				171,188

	Communications Equipment – 5.8%

500	Avaya Inc., 144A	7.000%	4/01/19	B1	372,500

20	Avaya Inc., 144A	10.500%	3/01/21	CCC+	6,800

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Communications Equipment (continued)

$100	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	B	$96,250
620	Total Communications Equipment				475,550

	Construction Materials – 0.6%

50	Norbord Inc., 144A	6.250%	4/15/23	Ba2	49,375

	Consumer Finance – 1.2%

50	First Data Corporation, 144A	7.000%	12/01/23	B	50,000

50	First Data Corporation, 144A	5.000%	1/15/24	BB	49,750
100	Total Consumer Finance				99,750

	Containers & Packaging – 1.3%

100	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	102,000

	Diversified Consumer Services – 1.0%

100	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	80,750

	Diversified Financial Services – 1.2%

100	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	99,150

	Diversified Telecommunication Services – 2.1%

30	Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	29,700

100	IntelSat Limited	8.125%	6/01/23	CCC+	45,000

100	Level 3 Financing Inc., 144A	5.375%	1/15/24	BB	100,500
230	Total Diversified Telecommunication Services				175,200

	Electric Utilities – 0.8%

100	PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	66,000

	Electrical Equipment – 1.2%

100	EnerSys, 144A	5.000%	4/30/23	BB+	99,500

	Energy Equipment & Services – 1.1%

100	NGPL PipeCo LLC, 144A	7.119%	12/15/17	Caa2	93,000

	Food & Staples Retailing – 4.7%

266	Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc., 144A	7.750%	10/15/22	B2	282,456

100	Rite Aid Corporation, 144A	6.125%	4/01/23	B	103,500
366	Total Food & Staples Retailing				385,956

	Food Products – 1.3%

100	WhiteWave Foods Company	5.375%	10/01/22	BB–	105,750

	Health Care Equipment & Supplies – 3.4%

80	Hologic Incorporated, 144A	5.250%	7/15/22	BB	81,600

100	Kinetic Concepts	12.500%	11/01/19	CCC+	91,000

50	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC+	34,250

80	Tenet Healthcare Corporation	6.750%	6/15/23	B3	74,200
310	Total Health Care Equipment & Supplies				281,050

Nuveen Investments	15

Nuveen Symphony Dynamic Credit Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Health Care Providers & Services – 2.3%

$50	HCA Inc.	5.875%	2/15/26	BB	$50,188

50	HealthSouth Corporation, 144A	5.750%	11/01/24	B+	47,688

100	Mallinckrodt International Finance SA, 144A	5.500%	4/15/25	BB–	92,000
200	Total Health Care Providers & Services				189,876

	Hotels, Restaurants & Leisure – 2.4%

50	Interval Acquisition Corporation, 144A	5.625%	4/15/23	BB–	49,625

200	Scientific Games Corporation	8.125%	9/15/18	B–	146,000
250	Total Hotels, Restaurants & Leisure				195,625

	Household Durables – 0.6%

50	Lennar Corporation	4.875%	12/15/23	BB+	49,750

	Household Products – 1.3%

100	Spectum Brands Inc., 144A	5.750%	7/15/25	BB–	102,500

	Insurance – 2.2%

200	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	180,000

	Internet & Catalog Retail – 1.3%

100	Netflix Incorporated	5.500%	2/15/22	B+	102,500

	Leisure Products – 1.8%

100	Party City Holdco Inc., 144A	6.125%	8/15/23	B3	97,000

50	Vista Outdoor Inc., 144A	5.875%	10/01/23	BB+	51,250
150	Total Leisure Products				148,250

	Marine – 1.1%

100	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	90,500

	Media – 8.7%

91	Affinion International Holdings Co, 144A	7.500%	7/30/18	B–	65,747

100	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	100,250

100	Cable One Inc., 144A	5.750%	6/15/22	BB	99,500

100	CCOH Safari LLC, 144A	5.750%	2/15/26	BB	100,250

416	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	113,425

100	Dish DBS Corporation	5.875%	11/15/24	BB–	89,000

100	LIN Television Corporation	5.875%	11/15/22	B3	99,500

40	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	40,250
1,047	Total Media				707,922

	Multiline Retail – 1.9%

100	Family Tree Escrow LLC, 144A	5.750%	3/01/23	Ba3	104,250

50	Scotts Mircle-Gro Company, 144A	6.000%	10/15/23	B+	52,125
150	Total Multiline Retail				156,375

	Oil, Gas & Consumable Fuels – 0.8%

125	EnQuest PLC, 144A	7.000%	4/15/22	B–	43,594

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$200	Sandridge Energy Inc.	7.500%	3/15/21	Caa3	$21,000
325	Total Oil, Gas & Consumable Fuels				64,594

	Pharmaceuticals – 2.4%

100	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	B1	99,500

100	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	97,500
200	Total Pharmaceuticals				197,000

	Professional Services – 1.2%

100	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	98,750

	Real Estate Investment Trust – 2.2%

100	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BBB–	94,500

100	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB	85,250
200	Total Real Estate Investment Trust				179,750

	Road & Rail – 4.2%

558	JCH Parent Inc., 144A	10.500%	3/15/19	CCC–	340,278

	Semiconductors & Semiconductor Equipment – 0.8%

100	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	68,500

	Software – 3.2%

15	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC	12,544

200	Infor Software Parent LLC and Infor Software Parent Inc., 144A	7.125%	5/01/21	CCC+	144,500

100	SS&C Technologies Holdings, Inc., 144A	5.875%	7/15/23	B+	103,250
315	Total Software				260,294

	Specialty Retail – 1.1%

110	Outerwall Inc.	5.875%	6/15/21	BB–	90,200

	Transportation Infrastructure – 1.8%

175	CEVA Group PLC, 144A	7.000%	3/01/21	B2	145,250

	Wireless Telecommunication Services – 6.1%

300	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	295,500

150	Sprint Corporation	7.875%	9/15/23	B+	112,650

100	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	94,250
550	Total Wireless Telecommunication Services				502,400
$7,786	Total Corporate Bonds (cost $7,733,915)				6,310,383

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 1.0%

	Oil, Gas & Consumable Fuels – 1.0%

$50	Cobalt International Energy, Inc.	2.625%	12/01/19	CCC–	$28,031

50	Energy and Exploration Partners Inc., 144A, (6)	8.000%	7/01/19	N/R	500

Nuveen Investments	17

Nuveen Symphony Dynamic Credit Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$50	NXP Semiconductor NV	1.000%	12/01/19	BB+	$54,782
$150	Total Convertible Bonds (cost $118,072)				83,313
	Total Long-Term Investments (cost $8,275,353)				6,792,851

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 10.0%

	REPURCHASE AGREEMENTS – 10.0%

$821	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $821,248, collateralized by $850,000 U.S. Treasury Notes, 1.375%, due 3/31/20, value $841,500	0.030%	1/04/16		$821,245
	Total Short-Term Investments (cost $821,245)				821,245
	Total Investments (cost $9,096,598) – 93.0%				7,614,096

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	SECURITIES SOLD SHORT – (11.4)% (7)

	CORPORATE BONDS SOLD SHORT – (11.4)%

	Aerospace & Defense – (0.9)%

$(100)	Bombardier Inc., 144A	5.750%	3/15/22	B	$(69,750)

	Automobiles – (1.2)%

(100)	Jaguar Land Rover Automotive PLC, 144A	5.625%	2/01/23	BB	(101,000)

	Chemicals – (1.7)%

(200)	Chemours Co, 144A	6.625%	5/15/23	BB–	(140,000)

	Diversified Telecommunication Services – (1.2)%

(100)	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	(94,425)

	Hotels, Restaurants & Leisure – (2.3)%

(100)	ESH Hospitality Inc., 144A	5.250%	5/01/25	BB–	(97,500)

(100)	Wynn Las Vegas LLC Corporation, 144A	5.500%	3/01/25	BB+	(89,125)
(200)	Total Hotels, Restaurants & Leisure				(186,625)

	Metals & Mining – (2.2)%

(100)	FMG Resources, 144A	9.750%	3/01/22	BBB–	(91,500)

(100)	Novellis Inc.	8.750%	12/15/20	B	(91,750)
(200)	Total Metals & Mining				(183,250)

	Oil, Gas & Consumable Fuels – (1.0)%

(100)	ONEOK Inc.	7.500%	9/01/23	BB+	(83,250)

	Specialty Retail – (0.9)%

(100)	Renaissance Acquisition Corporation, Gardner Denver Inc., 144A	6.875%	8/15/21	B–	(76,500)
$(1,100)	Total Securities Sold Short (proceeds $1,080,175)				(934,800)
	Other Assets Less Liabilities – 18.4% (8)				1,507,727
	Net Assets – 100%				$8,187,023

18	Nuveen Investments

Investments in Derivatives as of December 31, 2015

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Macy’s, Inc.	Buy	2.182%	$200,000	1.000%	12/20/20	$10,437	$4,819
Barclays Bank PLC	Meritor, Inc.	Buy	6.077	50,000	5.000	12/20/20	1,978	3,201
Citibank N.A.	Alcoa, Inc.	Buy	8.764	50,000	1.000	12/20/20	6,490	(839)
Citibank N.A.	Freeport-McMoRan, Inc.	Buy	13.789	100,000	1.000	12/20/20	37,069	18,358
Citibank N.A.	Meritor, Inc.	Buy	6.077	100,000	5.000	12/20/20	3,957	8,755
Citibank N.A.	New Albertsons, Inc.	Sell	2.950	100,000	5.000	9/20/19	9,279	7,456
Citibank N.A.	Newmont Mining Corporation	Buy	2.355	200,000	1.000	12/20/20	11,896	(2,579)
Citibank N.A.	Teck Resources Ltd.	Buy	36.303	150,000	1.000	12/20/20	72,581	37,064
Credit Suisse International	Barrick Gold Corporation	Buy	3.667	100,000	1.000	12/20/20	11,139	(146)
Credit Suisse International	Nabors Industries, Inc.	Buy	6.099	400,000	1.000	12/20/20	77,669	24,100
Goldman Sachs Banks USA	Alcoa, Inc.	Buy	8.764	100,000	1.000	12/20/20	12,979	5,442
Goldman Sachs Banks USA	Macy’s, Inc.	Buy	2.057	100,000	5.000	12/20/20	(13,293)	(616)
JPMorgan Chase Bank, N.A.	Avon Products, Inc.	Buy	9.250	250,000	5.000	12/20/20	35,703	(5,235)
JPMorgan Chase Bank, N.A.	Navient Corporation	Buy	6.759	100,000	5.000	12/20/20	6,394	2,863
JPMorgan Chase Bank, N.A.	The GAP, Inc.	Buy	2.073	100,000	1.000	12/20/20	4,756	(1,413)
JPMorgan Chase Bank, N.A.	Toys “R” US, Inc.	Buy	34.637	100,000	5.000	12/20/20	47,504	6,504
JPMorgan Chase Bank, N.A.	United States Steel Corporation	Buy	27.060	100,000	5.000	12/20/20	42,787	23,787
JPMorgan Chase Bank, N.A.	Weatherford International Ltd.	Buy	8.564	100,000	1.000	12/20/20	26,303	9,661
Morgan Stanley & Co. LLC	Transocean, Inc.	Buy	17.171	100,000	1.000	12/20/20	41,987	14,402
				$2,500,000			$447,615	$155,584

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(4)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for securities sold short. As of the end of the reporting period, long-term investments with a value of $1,556,203 have been pledged as collateral for securities sold short.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of

Assets and Liabilities	December 31, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $8,275,353)	$6,792,851
Short-term investments, at value (cost approximates value)	821,245
Cash collateral at brokers(1)	985,893
Credit default swaps premiums paid	310,729
Unrealized appreciation on credit default swaps, net	155,584
Receivable for:
Interest	162,471
Investments sold	85,866
Reclaims	224
Reimbursement from Adviser	10,505
Other assets	24,023
Total assets	9,349,391
Liabilities
Securities sold short, at value (proceeds $1,080,175)	934,800
Credit default swap premiums received	18,698
Payable for:
Dividends	39,953
Interest on securities sold short	22,109
Investments purchased	99,688
Accrued expenses:
12b-1 distribution and service fees	44
Trustees fees	48
Other	47,028
Total liabilities	1,162,368
Net assets	$8,187,023
Class A Shares
Net assets	$40,703
Shares outstanding	2,500
Net asset value (“NAV”) per share	$16.28
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$17.09
Class C Shares
Net assets	$40,682
Shares outstanding	2,500
NAV and offering price per share	$16.27
Class I Shares
Net assets	$8,105,638
Shares outstanding	497,841
NAV and offering price per share	$16.28
Net assets consist of:
Capital paid-in	$10,054,618
Undistributed (Over-distribution of) net investment income	(184,766)
Accumulated net realized gain (loss)	(501,286)
Net unrealized appreciation (depreciation)	(1,181,543)
Net assets	$8,187,023
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash segregated and pledged to collateralize the net payment obligations for investments in derivatives and securities sold short. Cash pledged as collateral for securities sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of

Operations	Six Months Ended December 31, 2015 (Unaudited)

Investment Income	$332,726
Expenses
Management fees	75,878
12b-1 service fees – Class A Shares	55
12b-1 distribution and service fees – Class C Shares	220
Interest expense on securities sold short	29,276
Prime broker expenses	4,529
Shareholder servicing agent fees	223
Custodian fees	15,552
Trustees fees	194
Professional fees	55,775
Shareholder reporting expenses	19,293
Federal and state registration fees	16,364
Other	2,456
Total expenses before fee waiver/expense reimbursement	219,815
Fee waiver/expense reimbursement	(98,810)
Net expenses	121,005
Net investment income (loss)	211,721
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(462,803)
Securities sold short	139,299
Swaps	111,692
Change in net unrealized appreciation (depreciation) of:
Investments	(777,899)
Securities sold short	127,000
Swaps	151,336
Net realized and unrealized gain (loss)	(711,375)
Net increase (decrease) in net assets from operations	$(499,654)

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$211,721	$581,010
Net realized gain (loss) from:
Investments	(462,803)	(165,989)
Securities sold short	139,299	(71,245)
Swaps	111,692	(102,609)
Change in net unrealized appreciation (depreciation) of:
Investments	(777,899)	(1,116,135)
Securities sold short	127,000	50,016
Swaps	151,336	22,956
Net increase (decrease) in net assets from operations	(499,654)	(801,996)
Distributions to Shareholders
From net investment income:
Class A Shares	(1,976)	(2,928)
Class C Shares	(1,800)	(2,522)
Class I Shares	(405,320)	(609,771)
From accumulated net realized gains:
Class A Shares	—	(626)
Class C Shares	—	(626)
Class I Shares	—	(124,587)
Decrease in net assets from distributions to shareholders	(409,096)	(741,060)
Fund Share Transactions
Proceeds from sale of shares	—	50,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,242	2,896
Net increase (decrease) in net assets from Fund share transactions	2,242	52,896
Net increase (decrease) in net assets	(906,508)	(1,490,160)
Net assets at the beginning of period	9,093,531	10,583,691
Net assets at the end of period	$8,187,023	$9,093,531
Undistributed (Over-distribution of) net investment income at the end of period	$(184,766)	$12,609

See accompanying notes to financial statements.

22	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/14)
2016(g)	$18.09	$0.40	$(1.42)	$(1.02)	$(0.79)	$—	$(0.79)	$16.28
2015	21.16	1.11	(2.76)	(1.65)	(1.17)	(0.25)	(1.42)	18.09
2014(e)	20.00	0.43	0.93	1.36	(0.20)	—	(0.20)	21.16
Class C (1/14)
2016(g)	18.07	0.33	(1.41)	(1.08)	(0.72)	—	(0.72)	16.27
2015	21.12	0.96	(2.75)	(1.79)	(1.01)	(0.25)	(1.26)	18.07
2014(e)	20.00	0.36	0.93	1.29	(0.17)	—	(0.17)	21.12
Class I (1/14)
2016(g)	18.09	0.42	(1.42)	(1.00)	(0.81)	—	(0.81)	16.28
2015	21.17	1.16	(2.76)	(1.60)	(1.23)	(0.25)	(1.48)	18.09
2014(e)	20.00	0.46	0.93	1.39	(0.22)	—	(0.22)	21.17

24	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(5.72)%	$41	5.21	%*	2.31	%*	2.98	%*	4.54	%*	14%
(7.83)	45	3.21		5.11		2.56		5.75		117
6.83	53	2.87	*	4.22	*	2.52	*	4.57	*	76

(6.05)	41	5.96	*	1.56	*	3.73	*	3.79	*	14
(8.53)	45	3.95		4.36		3.31		5.00		117
6.43	53	3.63	*	3.46	*	3.27	*	3.82	*	76

(5.59)	8,106	4.96	*	2.56	*	2.73	*	4.79	*	14
(7.61)	9,003	2.96		5.35		2.31		6.00		117
6.95	10,478	2.63	*	4.46	*	2.27	*	4.82	*	76

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of interest expenses and prime broker expense on securities sold short as follows:

	Ratios of Interest Expense on Securities Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended June 30:
2016(g)	0.66	%*	0.66	%*	0.66	%*	0.10	%*	0.10	%*	0.10	%*
2015	0.26		0.26		0.26		0.09		0.09		0.09
2014(e)	0.26	*	0.26	*	0.26	*	0.04	*	0.04	*	0.04	*
(e)	For the period January 15, 2014 (commencement of operations) through June 30, 2014.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Symphony Dynamic Credit Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Fund is December 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Symphony Asset Management LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in debt securities, including exchange-traded funds (“ETFs”) that provide exposure to debt securities. The Fund seeks to achieve its objective by obtaining long and short investment exposures to debt securities. The Fund will obtain long investment exposures to debt securities by investing directly in such securities and by investing in ETFs and derivative instruments that provide exposure to debt securities. The Fund generally will obtain short investment exposures to debt securities through derivative instruments that provide exposure to debt securities and through short sales of ETFs, although it may also engage in short sales of individual debt securities. The Sub-Adviser will vary the level of the Fund’s long and short positions in order to obtain a level of net investment exposure to the fixed income markets (either positive or negative) that it believes is advisable given the current market conditions. The Fund may have long positions totaling up to 150% of its net assets and short positions totaling up to 80% of its net assets, and will maintain a net investment exposure (long positions minus short positions) ranging from approximately -30% to 130% of net assets. The investment exposure provided by derivative positions will be measured using their notional values.

Debt securities in which the Fund invests directly include corporate bonds, convertible bonds, loans and U.S. Treasury and agency securities. The Fund may invest without limit in debt securities that are rated below investment-grade or, if unrated, deemed by the Sub-Adviser to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest in debt securities issued by non-U.S. companies, including emerging market companies, if such securities are denominated in U.S. dollars. The Fund’s investments in emerging market companies are limited to 25% of net assets. In addition to investing directly in debt securities, the Fund may obtain long and short investment exposures to debt securities by investing in ETFs. Such investments will be made in order to gain exposure to broad segments of the bond market, or to particular industries or sectors of the market.

The Fund may also obtain long and short investment exposures to debt securities and to other permitted investments through the use of derivative instruments, including options, interest rate futures contracts, options on interest rate futures contracts, interest rate swaps, credit default swaps, total return swaps, and options on the foregoing types of swaps.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market“ is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have

26	Nuveen Investments

extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$99,688

Investment Income

Investment income on investments purchased, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and interest expense on securities sold short is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are recognized as a component of “Investment Income” on the Statement of Operations, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Such CDSC will be equal to 100% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

28	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$151,497	$—	$—	$151,497
Variable Rate Senior Loan Interests	—	247,658	—	247,658
Corporate Bonds	—	6,310,383	—	6,310,383
Convertible Bonds	—	83,313	—	83,313
Short-Term Investments:
Repurchase Agreements	—	821,245	—	821,245
Securities Sold Short*:
Corporate Bonds Sold Short	—	(934,800)	—	(934,800)
Investments in Derivatives:
Credit Default Swaps**	—	155,584	—	155,584
Total	$151,497	$6,683,383	$—	$6,834,880
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$821,245	$(821,245)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

Short Sale Transactions

The Fund pursues a “long/short” investment strategy, pursuant to which it sells securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Fund sells a security short, it borrows the security from a third party and segregates assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Fund’s Portfolio of Investments. The Fund is obligated to pay the party from whom the securities were borrowed interest accrued and/or dividends declared on the security and such amounts are recognized as “Interest expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Fund. The Fund currently pays prime brokerage fees to BAML for its services for the Fund, which are recognized as “Prime broker expenses” on the Statement of Operations, when applicable.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to invest in credit default swap contracts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy.

30	Nuveen Investments

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of credit default swap contracts outstanding*	$2,091,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instruments	Location	Value	Location	Value

Credit	Swaps	Unrealized appreciation on credit default swap, net**	$166,412	—	$—
		Unrealized appreciation on credit default swaps, net**	(10,828)	—	—
Total			$155,584		$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Barclays Bank PLC	$8,020	$—	$—	$8,020	$—	$8,020
Citibank N.A.	71,633	(3,418)	(3,418)	68,215	—	68,215
Credit Suisse International	24,100	(146)	(146)	23,954	—	23,954
Goldman Sachs Bank USA	5,442	(616)	(616)	4,826	—	4,826
JPMorgan Chase Bank, N.A.	42,815	(6,648)	(6,648)	36,167	—	36,167
Morgan Stanley & Co. LLC	14,402	—	—	14,402	—	14,402
Total	166,412	$(10,828)	$(10,828)	$155,584	$—	$155,584
*** Represents	gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Credit	Swaps	$111,692	$151,338

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal periods were as follows:

	Six Months Ended 12/31/15		Year Ended 6/30/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class I	—	—	2,551	50,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	133	2,242	157	2,896
	133	2,242	2,708	52,896
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	—	—
Net increase (decrease)	133	$2,242	2,708	$52,896

5. Investment Transactions

Long-term purchases and sales (including maturities and transactions for securities sold short, but excluding derivative transactions) during the current fiscal period aggregated $1,210,544 and $2,473,543, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding securities sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$9,113,750
Gross unrealized:
Appreciation	$54,872
Depreciation	(1,554,526)
Net unrealized appreciation (depreciation) of investments	$(1,499,654)

Permanent differences, primarily due to premium amortization, treatment of notional principal contracts, federal taxes paid and distribution reallocations, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2015, the Fund’s last tax year end, as follows:

Capital paid-in	$(363)
Undistributed (Over-distribution of) net investment income	(54,867)
Accumulated net realized gain (loss)	55,230

32	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$67,747
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period June 1, 2015 through June 30, 2015, and paid on July 1, 2015.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2015 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$735,078
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2015, the Fund’s last tax year end, the Fund had unused capital loss carry forwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital loss carryforwards- not subject to expiration	$289,473

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	1.5500%
For the next $125 million	1.5375
For the next $250 million	1.5250
For the next $500 million	1.5125
For the next $1 billion	1.5000
For net assets over $2 billion	1.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2015, the complex-level fee rate for the Fund was 0.1639%.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends and interest expense on securities sold short and extraordinary expenses) do not exceed 2.00% of the average daily net assets of any class of Fund shares.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class I Shares	495,000

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitment.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

During the current fiscal period, the Fund, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Fund. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

34	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	35

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. Corporate High Yield Bond Index: An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Lipper Alternative Credit Focus Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Alternative Credit Focus Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

36	Nuveen Investments

Notes

Nuveen Investments	37

Notes

38	Nuveen Investments

Notes

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SDCF-1215P        14137-INV-B-02/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: March 9, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 9, 2016